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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):
                     September 9, 2005 (September 6, 2005)
                     -------------------------------------


                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)



             Nevada               002-41703                      90-0156146
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File               (I.R.S. Employer
       of incorporation)            Number)                  Identification No.)



              100 Allentown Parkway, Suite 110, Allen, Texas 75002
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (972) 747-1206
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective on September 6, 2005, the employment of Jim Flowers, Chief Operations Officer of AirGate Technologies, Inc., a subsidiary of the registrant, was terminated.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 9, 2005

                                  THE X-CHANGE CORPORATION



                                  By:  /s/ Michael L. Sheriff
                                       --------------------------------------
                                       Michael L. Sheriff
                                       President and Chief Executive Officer